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                                                                    Exhibit 10.4

           THIS SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE
                SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED,
                PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF
                 EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL
                   AND STATE SECURITIES LAWS AND THE OTHER
                  RESTRICTIONS ON TRANSFER SET FORTH HEREIN.


                         SUBORDINATED PROMISSORY NOTE

$2,800,000                                               Plainsboro, New Jersey
                                                            January 14, 2000

     FOR VALUE RECEIVED, INTEGRA LIFESCIENCES CORPORATION, a Delaware corporation ("Maker") having offices at 311-C Enterprise Drive, Plainsboro, New Jersey 08536, promises to pay to the order of CLINICAL NEURO SYSTEMS HOLDINGS LLC, a Delaware limited liability company ("Payee"), in lawful money of the United States of America, at the offices of Payee at 311-C Enterprise Drive, Plainsboro, New Jersey 08536, the principal sum of TWO MILLION EIGHT HUNDRED THOUSAND DOLLARS ($2,800,000), together with interest at the rate or rates and in the installments and at the times hereinafter provided.

     1. Interest Rate. All sums outstanding from time to time hereunder shall bear interest until the date paid at the rate of five percent (5%) per annum, such interest to be paid as provided in Section 2 below.

     2. Principal and Interest Payments.

        (a) The principal of and all accrued interest on this Subordinated Note shall be paid in two installments due and payable on January 15, 2001 and January 14, 2002. Each installment will be equal to the sum of (i) One
Million Four Hundred Thousand Dollars ($1,400,000) of principal plus (ii) all accrued and unpaid interest on the outstanding principal balance of this Subordinated Note at the rate set forth in Section 1 above. Each such installment shall first be applied to the payment of interest on the outstanding principal of this Subordinated Note, and the remainder thereof shall be applied on account of such principal.

        (b) Both before and after any default, interest shall be calculated on the basis of a 365-day year and the actual days elapsed.

     3. Prepayments. Maker may not at any time prepay the principal of this Subordinated Note in whole or in part.

     4. Penalties. If any installment of principal or interest or both hereunder is not paid within ten (10) days after becoming due, Maker shall pay to Payee on demand interest at the annual rate of fifteen percent (15%) of such overdue amount for the number of days such

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payment is overdue. The amount of any such penalties not paid promptly following demand shall be deemed outstanding and payable pursuant to this Subordinated Note.

     5. Events of Default. Each of the following shall constitute an event of default (each, an "Event of Default") hereunder:

        (a) If any proceeding under the Bankruptcy Code or any law of the United States of America or of any state relating to insolvency, receivership, or debt adjustment is instituted by Maker, or if any such proceeding is instituted against Maker and is consented to by the respondent or an order for relief shall be entered in such proceeding or such proceeding shall remain undismissed for sixty (60) days, or if Maker becomes a debtor under the Bankruptcy Code of the United States of America, or a trustee or receiver is appointed for any substantial part of its property, or if Maker makes an assignment for the benefit of creditors; or

        (b) There occurs an event of default under that certain Secured Promissory Note, dated the date hereof, issued by Payee to Clinical Neuro Systems, Inc.

     6. Remedies. If an Event of Default occurs hereunder, at the option of Payee, the entire principal balance, late fees, penalties and all accrued but unpaid interest hereunder shall become immediately due and payable, and Payee may thereupon exercise any rights or remedies provided for in this Subordinated Note or otherwise available at law or in equity.

     7. Subordination. Notwithstanding any other provision of this Subordinated Note to the contrary:

     7.1 The payment and performance of the principal, interest and expense reimbursement obligations evidenced by this Subordinated Note (collectively, the "Subordinated Debt") are subordinated to the Senior Obligations (as hereinafter defined) and, except for Permitted Payments (as hereinafter defined), the Payee will have no right to ask, demand, sue for, take or receive from the Maker, by setoff or in any other manner of the whole or any part of the Subordinated Debt which may now or hereafter be owing by the Maker, no right to enforce any claim with respect to the Subordinated Debt, or otherwise to take any action against the Maker or Maker's property, unless and until all such Senior Obligations, whether now existing or hereafter arising, and whether such Senior Obligations arise after the Maker or the Maker's estate becomes the subject of proceedings under the Bankruptcy Code or whether such Senior Obligations are acquired outright, conditionally or as collateral security from another by any existing or future holder of Senior Obligations, shall have been fully paid and satisfied with interest, including interest on any loans or advances made to the Maker after the Maker or the Maker's estate becomes the subject of proceedings under Title 11 of the United States Code, 11 U.S.C. ss. 101 et seq. or any replacement or supplemental federal statute dealing with the bankruptcy of debtors (the "Bankruptcy Code") and all commitments under the documents evidencing any of the Senior Obligations have expired or been terminated.


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     7.2. As used in this Section 7:

          "Credit Accommodation" means (a) any bond issued or guaranteed by, or any loan or advance now or hereafter made to or guaranteed by, the Maker, including any financing or extension of credit provided to the Maker pursuant to Section 363 or 364 of the Bankruptcy Code, (b) any bankers acceptance or letter of credit now or hereafter issued by or for the account of the Maker or as to which the Maker has guaranteed repayment or reimbursement, (c) any overdraft now or hereafter permitted to occur in any deposit account of the Maker, (d) any forward foreign exchange contract, interest rate or currency swap or other derivative now or hereafter issued to or for the benefit of the Maker or as to which the Maker has guaranteed payment, and (e) any securitization facility or structured financing with respect to the Maker's receivables and/or other financial assets now or hereafter arising.

          "Permitted Payments" shall mean all regularly scheduled payments of principal and interest of the Subordinated Debt that are made prior to written notice to Payee of a matured event of default (specifying whether such default is a payment default or other default) under the documents and instruments now or hereafter governing any of the Senior Obligations (as such documents may be amended, restated, replaced and/or otherwise modified from time to time in the sole discretion of the Maker and any existing or future holder of any Senior Obligations, regardless of whether the Payee receives notice of any such amendment, restatement, replacement and/or other modification or of the incurrence of any Senior Obligations) or after the cure of such matured event of default, provided that regularly scheduled payments of principal and interest on the Subordinated Debt may resume nine months after written notice of any event of default which is not a payment default.

          "Senior Obligations" shall mean any and all obligations of the Maker (whether for principal, interest accruing before or after the commencement of a case under the Bankruptcy Code whether or not such interest is permitted to be paid by the Maker, premium, fees, indemnities, expense reimbursements, costs of collection and enforcement or preservation and protection of collateral or otherwise) which may now or at any time hereafter be owing by the Maker in respect of any Credit Accommodation as to which the material transaction document(s) signed by the Maker specifically state(s) that such Credit Accommodation is intended to constitute a Senior Obligation pursuant to the terms of this
     Section 7; provided, however, that in no event will the aggregate principal amount of Senior Obligations at any one time outstanding exceed $10,000,000, plus interest and fees in respect thereof and reasonable costs of collection and enforcement thereof.

     7.3. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Maker or the proceeds thereof to the creditors of the Maker or readjustment of the Senior Obligations and Subordinated Debt, whether by reason of liquidation, bankruptcy, arrangement,

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receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Obligations or the Subordinated Debt, or the application of the assets of the Maker to the payment or liquidation thereof, or upon the dissolution or other winding up of the Maker's business, or upon the sale of all or substantially all of the Maker's assets, then, and in any such event, (i) the holder(s) of the Senior Obligations shall be entitled to receive payment in full of any and all of the Senior Obligations then owing prior to the payment of all or any part of the Subordinated Debt, and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to the holder(s) of the Senior Obligations for application on any of the Senior Obligations, due or not due, until such Senior Obligations shall have first been fully paid and satisfied.

     7.4. Except for Permitted Payments, should any payment or distribution or security or instrument or proceeds thereof be received by the Payee upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Obligations, the Payee shall be required to receive and hold the same in trust, as trustee, for the benefit of the holder(s) of the Senior Obligations, and shall forthwith deliver the same to such holder(s), in precisely the form received (except for the endorsement or assignment of the Payee where necessary), for application on any of the Senior Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Payee as the property of the holder(s) of the Senior Obligations.

     7.5. The provision of this Section 7 shall be effective and may not be terminated or otherwise revoked until the Senior Obligations shall have been fully discharged and all commitments to extend additional Senior Obligations have been terminated. In the event the Payee shall have any right under applicable law or otherwise to terminate or revoke the provisions of this
Section 7 which right cannot be waived, such termination or revocation shall not be effective until written notice of such termination or revocation, signed by the Payee, is actually received by the holder(s) of the Senior Obligations. In the absence of the circumstances described in the immediately preceding sentence, this is a continuing agreement of subordination and existing and future holder(s) of Senior Obligations may commence and/or continue, at any time and without notice to the Payee, to extend credit or other financial accommodations and loan monies to or for the benefit of the Maker on the faith hereof. Any termination or revocation described hereinabove shall not affect the provisions of this Section 7 in relation to
(a) any of the Senior Obligations which arose prior to receipt thereof, (b) any of the Senior Obligations which represent interest on Senior Obligations, or (c) any of the Senior Obligations created after receipt thereof, if such Obligations were incurred either through extensions of credit by the holder(s) of Senior Obligations pursuant to financing arrangements with the Maker in an aggregate principal amount at any one time outstanding amount not to exceed $10,000,000, and/or for the purpose of preserving or protecting any collateral (including, but not limited to, all protective advances, costs, expenses) and/or for attorneys' and paralegals' fees, whensoever made, advanced or incurred by any holder of Senior Obligations in connection with the Senior Obligations.

     7.6. IN ACCEPTING THIS SUBORDINATED NOTE, THE PAYEE EXPRESSLY WAIVES ALL NOTICE OF THE ACCEPTANCE BY ANY EXISTING OR FUTURE HOLDER OF SENIOR OBLIGATIONS OF THE SUBORDINATION AND OTHER PROVISIONS OF THIS SECTION 7 AND ALL OTHER NOTICES NOT

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SPECIFICALLY REQUIRED PURSUANT TO THE TERMS OF THIS SECTION 7 WHATSOEVER, AND
THE PAYEE EXPRESSLY WAIVES RELIANCE BY ANY SUCH HOLDER OF SENIOR OBLIGATIONS UPON THE SUBORDINATION AND OTHER AGREEMENTS AS HEREIN PROVIDED.

     7.7. If the Maker or the Maker's estate becomes the subject of proceedings under the Bankruptcy Code and if any existing or future holder of Senior Obligations desires to permit the use of cash collateral or to provide financing to the Maker under either Section 363 or Section 364 of the Bankruptcy Code, by accepting this Subordinated Note, the Payee agrees that adequate notice of such financing to the Payee shall have been provided if the Payee received notice two (2) business days prior to the entry of any order approving such cash collateral usage or financing. All allocations of payments between the holder(s) of the Senior Obligations and the Payee shall, subject to any court order, continue to be made after the filing of a petition under the Bankruptcy Code on the same basis that the payments were to be allocated prior to the date of such filing. By accepting this Subordinated Note, the Payee agrees: (a) in the event that the Payee has or at any time acquires any security for the Subordinated Debt, not to assert any right it may have to "adequate protection" of its interest in such security in any bankruptcy proceeding and not to seek to have the automatic stay lifted with respect to such security, without the prior written consent of each holder of Senior Obligations, and (b) the Payee waives any claim or defense the Payee may now or hereafter have arising out of the election by any holder of Senior Obligations, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under
Section 364 of the Bankruptcy Code by the Maker, as debtor-in-possession. To the extent that any holder of Senior Obligations receives payments on, or proceeds of collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by such holder of Senior Obligations.

     7.8 Nothing in this Section 7 or elsewhere in this Subordinated Note is intended to or shall impair, as between the Maker, its creditors other than the holders of the Senior Obligations, and the holders of this Subordinated Note, the obligation of the Maker, which is absolute and unconditional, to pay to the holders of this Subordinated Note the principal interest on this Subordinated Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of this Subordinated Note and the creditors of the Maker other than the holders of the Senior Obligations.

     8. Consent by Maker. Maker and the endorsers hereof and sureties therefor, if any, and all others who may be liable for all or any part of the indebtedness evidenced by this Subordinated Note, consent to any number of renewals or extensions of the time of payment hereof without notice to any of those parties. The granting, without notice, of any extension of time for the payment of any sum due under this Subordinated Note or for the performance at any covenant, condition or agreement hereof, shall in no way release or discharge the liability of Maker or of any such endorsers or sureties.

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     9. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, or by courier service with guaranteed next business day delivery, addressed to such party at its address provided herein. Such notice shall be deemed to be given when received if delivered personally, or three (3) business days after the date deposited with the U. S. Postal Service if sent by certified or registered mail, return receipt requested, or one (1) business day after the same is delivered to a courier service with guaranteed next business day delivery. Any notice of any change in such address shall also be given in the manner set forth above.

     10. Captions. The captions or headings of the Sections in this Subordinated Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Subordinated Note.

     11. Governing Law; Amendment. This Subordinated Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. This Subordinated Note may only be amended by an instrument in writing signed by both Maker and Payee.

     12. Assignment. This Subordinated Note is not assignable without the prior written consent of the Maker, which consent may be withheld in Maker's sole and absolute discretion. This Subordinated Note shall be binding upon the respective legal representatives, successors and permitted assigns of the parties hereto.

     IN WITNESS WHEREOF, each party hereto, intending to be legally bound hereby, has caused this Subordinated Note to be executed by its duly authorized officers, the date and year first above written.

                                      INTEGRA LIFESCIENCES CORPORATION


                                      By:
                                          -------------------------------------
                                            Stuart M. Essig
                                            Chief Executive Officer



ACCEPTED AND AGREED:

CLINICAL NEURO SYSTEMS HOLDINGS LLC

By:  Integra LifeSciences Corporation, its sole member


By:
    -----------------------------------
       Stuart M. Essig
       Chief Executive Officer



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